Subsequent Events	6 Months Ended	12 Months Ended
	Jun. 30, 2017	Dec. 31, 2016
Subsequent Events [Abstract]
Subsequent Events

11. Subsequent Events

The Company has evaluated subsequent events through August 4, 2017, the date which the consolidated financial statements were available to be issued. There were no additional subsequent events noted that would require adjustment to or disclosure in these consolidated financial statements.

11. Subsequent Events

On February 10, 2017 pursuant to a Note Purchase Agreement, the Company issued to each of MTF and Hankey Capital a convertible promissory note in the amount of $1,000,000 (each a “Convertible Note”). The Convertible Note matures on December 31, 2017 (the “Maturity Date”) and bears interest at an annual rate of interest of 8.5% until maturity. Prior to the Maturity Date, each of MTF and Hankey Capital has a right, in its sole discretion, to convert their Convertible Note into shares of the Company’s common stock (the “Conversion Shares”), at a conversion rate equal to $1.00 per share. In the event of a financing resulting in gross proceeds of at least $5,000,000, the holders of the Convertible Notes will be required to convert their Convertible Notes into the same securities issued in such financing at the same price per share. Also, if the Convertible Notes are not paid by the Maturity Date, they will be automatically converted in shares of Common Stock at a conversion price of $1.00 per share. Hankey Capital’s Convertible Note is secured by all of the Company’s assets. The Company has granted piggyback registration rights with respect to the Conversion Shares.

The Company has evaluated subsequent events through March 28, 2017 the date which the consolidated financial statements were available to be issued. There were no additional subsequent events noted that would require adjustment to or disclosure in these consolidated financial statements.